UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 10, 2024

P2 SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-91190	98-0234680
State or other jurisdiction of incorporation	(Commission File Number)	(IRS Employer Identification Number)

13718 91 Avenue, Surrey, British Columbia, Canada	V3V 7X1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(778) 321-0047

_________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered

Securities registered pursuant to section 12(g) of the Act:

None
(Title of class)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 5.02. Appointment of a Director.

The Issuer has appointed Mr. Sham Sunder Dhari to the Board of Directors.

Further information is set out in the press release attached as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENT AND EXHIBITS.

(d) Exhibits.

99.1	Press Release. *

* Filed Herewith

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

P2 SOLAR, INC.

Date: January 11, 2024	/S/ Raj-Mohinder Singh Gurm
Raj-Mohinder S. Gurm, Chief Executive Officer (Principal Executive Officer)

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